Advancing medicines. Solving problems. Improving lives. September 2024 Corporate Presentation June 2025

© 2025 Aquestive Therapeutics, Inc. 2 Disclaimer This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of acceptance of the New Drug Application (NDA) for Anaphylm by the FDA, potential for an advisory committee meeting and regulatory submissions outside the U.S.; and the following pre-launch activities and commercial launch of Anaphylm, if approved by the FDA; that the results of the Company’s clinical studies and data for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the expected growth of the U.S. epinephrine market including in value and the opportunity such growth presents to the Company should Anaphylm be approved by the FDA; the advancement, growth and related timing of our Adrenaverse pipeline epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel; through clinical development including design and timing of clinical studies including those necessary to support the targeted indication of moderate and severe alopecia areata for AQST-108, if approved by the FDA; plans and timing to submit the IND for AQST-108 and initiation of a Phase 2a clinical trial for AQST-108 for the treatment of patients with alopecia areata; following launch of AQST-108, if approved by the FDA; the launch of Libervant if approved by the FDA for U.S. market access for ARS epilepsy patients; the commercial opportunity of Libervant, Anaphylm, and AQST-108, including potential market growth and revenues (including projected peak annual sales) generated for the Company from commercialization of these products and product candidates should Anaphylm and AQST-108 be approved by the FDA and Libervant gain U.S. market access; the potential benefits our products and product candidates could bring to patients and acceptance by patients, prescribers and payors of our product candidates as an alternative to existing standards of care for the targeted medical indication of these product candidates; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm, AQST-108, and our other product candidates, or failure to receive FDA approval at all for these and other product candidates; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the acceptance of the NDA for Anaphylm; the risk of whether the Company’s clinical data is sufficient for approval of Anaphylm, including with respect to our pharmacokinetic (PK) and pharmacodynamic (PD) comparability submission for FDA approval of Anaphylm; risks associated our ability to address the FDA’s comments on our clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of U.S. market access for Libervant upon expiration of the seven year orphan drug market exclusivity granted by the FDA for an approved nasal spray product of another company, which is scheduled to occur in January 2027, or for other reasons; risks associated with the success of any competing products, including generics; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a market access, sales and marketing capability for commercialization of our product candidates, including Libervant, Anaphylm and AQST-108; risks associated with the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing, including under our ATM facility, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to commence principal payments on our 13.5% Notes in 2026 and to fund future clinical development and commercial activities for our product candidates, including Anaphylm and AQST-108, should these product candidates be approved by the FDA, and for the launch of Libervant upon expiration of the orphan drug marketing exclusivity period of the nasal spray product, if granted by the FDA; risk that our manufacturing capabilities will be insufficient to support demand for Libervant should Libervant receive U.S. market access, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® as a sunsetting product, which accounts for a substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risks associated with the rate and degree of market acceptance in the U.S. and abroad of our product candidates, including Libervant and Anaphylm, if approved by the FDA; risk of the rate and degree of market acceptance in the U.S. and abroad of our licensed products; risk associated with the size and growth of our product markets; risk associated with our compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm, will not be timely issued, or issued at all, by the United States Patent and Trademark Office (PTO); risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and product candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against us including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and changing interest rates; risks related to the impact of pandemic diseases on our business; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items, including a potential recession; risks related to uncertainty about U.S. government initiatives and their impact on our business, including imposition of tariffs and other trade restrictions; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm® Libervant and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

3 A publicly traded pharmaceutical company (NASDAQ: AQST) focused on advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies. Who we are…

6 drug approvals

More than
2 billion
PharmFilm® doses shipped worldwide


PharmFilm
PharmFilm
PharmFilm
PharmFilm
PharmFilm

20+ years
since the company was founded

Aquestive®

$57M+
of revenue in 2024

150+
employees based in Indiana and New Jersey

6 Products available in **continents**

2 product launches
expected in the U.S. by 2027

Over
$1.5 billion[1]
in potential peak annual net sales from pipeline assets

1. Aquestive Therapeutics data on file.

4

Our Technologies

PharmFilm®




See Reverse for Instructions
Aquestive

PharmFilm® is a unique and versatile technology for high-performance drug delivery. Aquestive scientists combine the customizable features of PharmFilm® with patented formulation and engineering processes to optimize the delivery of active pharmaceutical ingredients (APIs).

AdrenaVerse™



Adrenaverse™ platform contains a library of over 20 epinephrine prodrugs that demonstrate control of absorption and conversion rates across a variety of dosage forms including lotions, creams, and ointments (LCOs) and delivery sites. The Adrenaverse platform enables us to pursue a variety of allergy and dermatological indications.

Aquestive® | 5

6 Aquestive is the go-to formulation development and commercial manufacturing partner for oral thin film products worldwide Our Products 1. Ondif collaboration with Hypera-Pharma (Brazil). 2. Sympazan collaboration with Otter Pharmaceuticals (worldwide). 3. Emylif collaboration with Zambon (EU). 4. Suboxone collaboration with Indivior (worldwide). Validation from 4 licensed commercial products,1-4 supplying over 95% of the world’s prescription oral thin films

Diversified Pipeline Fuels Our Growth Plan

Proprietary Growth Drivers	Preclinical	Clinical	Filed	Marketed	Opportunity Size
Anaphylm™ (epinephrine) Sublingual Film (SEVERE ALLERGIES, ANAPHYLAXIS)					**>$1B[2]** Annual Revenue
Libervant® (diazepam) Buccal Film (ACUTE REPETITIVE SEIZURES)					**>$100M[1]** Annual Revenue
AQST-108 (epinephrine) Topical Gel (ALOPECIA AREATA)					**>$500M[2]** Annual Revenue

1. Annual revenue includes revenue for patients 12 and up after launch in 2027. 2. Aquestive Therapeutics data on file.

Aquestive® 7

8 Cassie Jung ChiefOperating Officer Dedicated and Experienced Leadership Team Daniel Barber President, CEO & Director Lori J. Braender Chief Legal Officer, Chief Compliance Officer, Corporate Secretary Ernie Toth Chief Financial Officer Peter Boyd SVP, HR & IT Melina Cioffi SVP, Regulatory Affairs Carl Kraus Chief Medical Officer Sherry Korczynski SVP, Sales & Marketing

Lead Asset Anaphylm (epinephrine) Sublingual Film

10 A Novel Approach to Epinephrine Delivery First and only non-device based, orally delivered epinephrine product candidate Needle-Free Easy to Administer Delay-Free Works Quickly1 Device-Free Easy to Carry + + Anaphylm (epinephrine) Sublingual Film 1. Aquestive Therapeutics data on file.

Anaphylaxis: A rapid-onset, life-threatening allergic reaction requiring immediate intervention


INITIAL REACTION
LIKELIHOOD OF OCCURRENCE
Anaphylaxis signs & symptoms (minutes to hours)1,2
Allergen Exposure
5m 10m 15m 20m 25m 30m TIME 1h 2h 3h 4h 5h 6h 7h 8h 9h 10h 72h

During an allergic reaction, **time is the enemy**

30+ minute delay = **Triple risk.**[1]

73.6% do not receive epinephrine before ER visit[2]

Benefits of epinephrine **far outweigh the risks**[2]

1. Xiaowei Liu , Sangil Lee , Christine M Lohse , Cassandra T Hardy , Ronna L Campbell Biphasic Reactions in Emergency Department Anaphylaxis Patients: A Prospective Cohort Study, DOI: 10.1016/j.jaip.2019.10.027
2. Shaw, Maggie L, Gaps in Anaphylaxis Care, Epinephrine Use Highlight Resource Need, Nov. 6, 2021.

Aquestive 11

12 Anaphylaxis is on the Rise—and so are the Risks 1. Gupta RS, et al. Pediatrics. 2011. 2. Gupta RS, et al. Pediatrics 2018. 3. McGowan EC, et al. J Clin Allergy Immunol. 2013. 4. Jackson KD, et al. NCHS Data Brief. 2013. 5. Black LI, et al. CDC National Center for Health Statistics Data Brief. 2019. 6. Gupta RS, et al. JAMA Netw Open. 2019. 7. Verrill L, et al. Allergy Asthma Pro. 2015. 8. Bilo BM, et al. Current Opin Allergy Clin Immunol. 2008. 9. IQVIA Claims Data, 2023. 10. Death From Anaphylaxis Is a Reassuringly Unusual Outcome Borish, Larry et al. Journal of Allergy and Clinical Immunology, Volume 133, Issue 2, AB234 11. Aquestive Therapeutics data on file. Epidemiology prevalence data estimates ~40M patients with type 1 allergic reactions1-8 ~20M patients diagnosed and under physician care over the last 3 years9 ~5M scripts for epinephrine were filled in 202411 ~100 deaths per year in the U.S. due to anaphylaxis10 M O R TA L I T Y R AT E : 0.3% of anaphylaxis-related hospitalizations 10

13 U.S. Market has the Potential to Grow to ~$2B in Value by 20311 Current Market Size (2023): ~$654M Projected Market Size (2031): ~$2B 15% CAGR from 2021 to 2023 3,164 3,260 3,048 3,975 4,000 4,671 4,940 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2018A 2019A 2020A 2021A 2022A 2023A 2024A Epinephrine Market TRx Count (000s) 2018-2020 Baseline 3,158 1. Aquestive Therapeutics data on file, scripts written for epinephrine auto-injectors(EAIs) have increased at a 15% compound annual growth rate (CAGR) from 2021- 2023. Market is expanding due to: Increasing prevalence of allergies Increased Patient Awareness Demand for Better solutions

14 Top Reasons Why People Don’t Carry EAI Devices1 1. https://community.kidswithfoodallergies.org/blog/new-epinephrine-study-shows-alarming-results; survey results reflect EAIs only. 2.Fromer L., The American Journal of Medicine (2016) 129, 1244-1250. Inconvenience of carrying bulky devices Forgetfulness Device malfunctions and improper administration Fear of needles and social stigma Availability at other places, such as the home, car or school Expiration of the previous prescription Complacency, if there has been no accidental exposure in a long time Where you need it, when you need it - less than 50% of patients carry their EpiPen®²

15 Rapid Relief When It Matters Most1 Anaphylm reaches peak absorption in just 12 minutes Achieves therapeutic blood concentrations in as little as 5 minutes (over 100 pg/ml) Consistently delivers a median T-max of 12 minutes 1. Aquestive Therapeutics, Inc. data results on file, excluding T-max data results for Neffy®, which can be found in the prescribing information located in the approved product label; no head-to-head comparison studies have been conducted with Anaphylm and Neffy®.

Film Dosing Option Preference – Patients and HCPs[1]


PharmFilm
PharmFilm
PharmFilm
PharmFilm

PATIENTS AND CAREGIVERS

80% prefer a non-injection dosing method

95% are interested in a film-dosing option

HEALTHCARE PROVIDERS

95% believe a film-dosing option fills an unmet need in the epinephrine market

85% indicated they would Rx a film-dosing option

1. Aquestive Therapeutics, Inc. data on file.

Aquestive® 16

17 Anaphylm Key Milestones Pediatric Study Completed Q1 2025 NDA Submission Completed Expected FDA Acceptance of NDA Potential ex-US Approval Filings Potential Advisory Committee Meeting Q2 2025 Q3 2025 Q4 2025 Q1 2026 Potential Launch, if approved by the FDA

18 2024 2025 2026 Anaphylm go-to market activities Strategic Foundations • Key opinion leader engagement • Market research with >1,000 HCPs, patients, caregivers, and payors • Partnering with epinephrine- experienced promotional agencies and commercial consultants Launch Readiness • Talent acquisition • Developing a go-to-market plan structured to quickly drive awareness oKnown epinephrine prescribers/specialties oWork with payers to raise awareness oEngagement with advocacy groups Preparedness for Commercial Launch • Facilitate access with payers • Focus on key prescribers in the initial launch • Leverage Anaphylm’s unique product attributes to engage HCPs, patients, caregivers, and advocacy groups • Optimize marketing mix that works smarter, is more focused to enable us to effectively compete in the epinephrine delivery market

Pipeline Products

AQST-108 (epinephrine) Topical Gel


HUMAN SKIN STRUCTURE
Hair Shaft
Sweat Pore
Nerve
Sebaceous Gland
Sweat Gland
Hair Follicle
Adipocytes
Epidermis
Derma
Hypoderis
Muscles

- The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule's five-minute half-life as well as poor absorption capabilities[1]
- Aquestive's Adrenaverse™ technology has the potential to address both problems[2]
- Completed First-in-Human Study (FIH)
- Pursuing alopecia areata (AA) as a potential initial indication[3]

1. Jeong, W.Y., Kwon, M., Choi, H.E. et al. Recent advances in transdermal drug delivery systems: a review. Biomater Res 25, **24** (2021). 2. Aquestive Therapeutics data on file. 3. See Investor Day Presentation dated September 27, 2024, located at Aquestive.com/investors/eventsandpresentations for more detail on clinical development and the commercial overview.

Aquestive® 20

Alopecia Areata Represents a Potentially Significant Opportunity[1]

REASONS TO BELIEVE

- Patient unmet need is well-documented and understood
- Planned development endpoints that are potentially achievable
- Competitive landscape indicates pricing will continue to be reasonable
- Commercial opportunity can fit within a growing Aquestive commercial infrastructure

INITIAL TARGET PRODUCT PROFILE[2]

Description	• Topical gel form of AQST-108
Indication	• Moderate and severe alopecia areata patients
Dosage and Administration	• Apply once in the morning and once at night
Safety	• Potential for no black box warning
Value Proposition	• May be an alternative to using janus kinase (or JAK) inhibitors • May improve treatment for the two-thirds of severe patients who see no improvement with JAK inhibitors • May improve treatment in conjunction with JAK inhibitors

1. Aquestive Therapeutics data on file. 2. Dependent on final clinical and regulatory outcomes.

Aquestive® 21

22 120% Annual Growth Estimated $1 billion+ opportunity for JAK inhibitors¹ 6k 9k 13k 15k 18k 21k 23k 26k 29k - 5,000 10,000 15,000 20,000 25,000 30,000 2022-Q2 2022-Q3 2022-Q4 2023-Q1 2023-Q2 2023-Q3 2023-Q4 2024-Q1 2024-Q2 P R E S C R IP T IO N C O U N T Olumiant and Litfulo Prescriptions by Quarter 1. Aquestive Therapeutics data on file. Olumiant FDA label approval Litfulo FDA label approval Olumiant label for AA granted in June 2022 Litfulo label for AA granted in June 2023 Combined prescriptions for Olumiant and Litfulo in 2nd quarter of 2024 totaled ~30K, representing a small fraction of the severe AA patient population This still represents a small fraction of the patient prevalence for severe AA, for which awareness is building

23 AQST-108 Planned Phase 2a Clinical Study for Alopecia Areata¹ Phase 2a Study Design 36 subjects, 3 doses 12 – 24 weeks² Early Responder Rate (ERR) of 10% (early responder defined as a subject with 20% improvement in SALT from baseline) at week 12 Proportion of subjects achieving either a SALT score of ≤ 10 (SALT10) or achieving at least a 50% reduction in absolute SALT score from baseline at week 24 1. Plan on commencing study after alignment with the FDA on the protocol. 2. Interim data expected to be available after 12 weeks and primary endpoint data expected to be available at 24 weeks. A Phase 2a, multi- center, double-blind, dose-response, adaptive study to evaluate the safety and efficacy of AQST-108 in patients with moderate alopecia areata

24 Planned AQST-108 Clinical and Regulatory Approval Timeline Q4 2025 Q1 2026 Q2 2026 Q3 2026 Expect to Open IND Expected Phase 2a Expected Phase 2b

Thank You